REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of August ___, 2000 (this "Agreement"), among OPHTHALMIC IMAGING SYSTEMS, INC. a corporation organized and existing under the laws of the state of California (the "Company"), and MEDIVISION MEDICAL IMAGING LTD., a corporation organized and existing under the laws of Israel (the "Investor").

         Pursuant to the Working Capital Funding Agreement, dated as of July 13, 2000, between the Investor and the Company (the "Funding Agreement"), the Investor has the right to convert loans made by the Investor to the Company into shares of common stock of the Company, as more particularly described on Schedule A annexed hereto (the "Conversion Shares").

         Pursuant to the Securities Purchase Agreement, dated as of July 13, 2000 (the "Securities Purchase Agreement"), among the Investor, the Company and Premier Laser Systems, Inc. ("Premier"), the Investor has acquired the shares of common stock of the Company, as more particularly described on Schedule B annexed hereto (the "Premier Shares").

         In order to induce the Investor to enter into the Funding Agreement and the Securities Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

         In consideration of the foregoing and the covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       Definitions.


                  As used herein, unless the context otherwise requires or unless otherwise defined, the following terms have the following respective meanings:

                  "Affiliate": The meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Agreement).

                  "Agreement": As defined in the first paragraph hereof.

                  "Blue Sky Filing":  As defined in Section 2.7.

                  "Commission": The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock": The Conversion Shares and the Premier Shares, collectively, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and

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liquidating  dividends after the payment of dividends and  distributions  on any shares entitled to preference.

                  "Company": As defined in the first paragraph hereof.

                  "Exchange Act": The Securities Exchange Act of 1934, as amended.

                  "Indemnitees": As defined in Section 2.7.

                  "Investor": As defined in the first paragraph hereof.

                  "Investor Affiliate": As defined in Section 7.

                  "Loss": As defined in Section 2.7.

                  "Person": A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "Funding Agreement": As defined in the second paragraph hereof.

                  "Registrable Securities":  Any (i) shares of Common Stock; and
(ii) shares of Common Stock issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; (b) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act or are eligible for sale under Rule 144 (k) (or any successor provision); (c) such securities shall have been otherwise transferred to a person who is not an Investor Affiliate of the Investor; or (d) such securities shall have ceased to be outstanding.

                  "Registration Expenses": All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all fees and expenses of listing the Registrable Securities being registered on any securities exchange, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incidental to such performance and compliance, all expenses incurred by the Investor for its own counsel but excluding any and all selling expenses relating to the Registrable Securities including underwriting discounts, non-accountable expenses allowances and commissions, if any;

                  "Securities Act":  The Securities Act of 1933, as amended.

                  "Securities Purchase Agreement": As defined in the third paragraph hereof.

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         2.       Registration Under Securities Act.

                  2.1      Demand Registration.

                  (a) Request. At any time beginning 180 days after the date hereof, two times only (but only one time if the Company effects the registration of the Registrable Securities on Form S-3 or any successor form that permits a "shelf" registration), upon the written request of holders of at least 25% of the Registrable Securities, that the Company, effect the registration under the Securities Act of all or part of the Registrable Securities, the Company shall promptly give written notice of such request to all registered holders of Registrable Securities, and thereupon the Company shall use its best commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register by all such holders for disposition in accordance with the intended method of disposition stated in such request. Promptly after receipt of such request, the Company shall give notice thereof to all other securityholders of the Company, if any, that are entitled to participate in such registration. The Company shall file the registration statement requested pursuant to this subsection (a) not later than 30 days following such request, subject to Section 2.6, and shall use its best commercially reasonable efforts to have such registration statement declared effective as soon as possible after the filing thereof.

                  (b) Underwriting. If the Registration Statement is for an underwritten offering for Common Stock of the Company, the right of the Investor to include all or a portion of the Registrable Securities in a registration pursuant to this Section 2 shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. If the Investor proposes to distribute the Registrable Securities through such underwriting, it shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company and the Investor shall determine the number of shares each party shall include in such underwriting. If the Investor disapproves of the terms of any such underwriting, the Investor may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered not later than 10 days prior to the date the Registration Statement is filed with the Commission. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

                  (c)  Registration  Statement  Form.  Registrations  under this
Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to holders of a majority of the Registrable Securities proposed to be sold and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition.

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

                  (d) Expenses. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1.


                  (e) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected and shall not be considered the demand registration which may be requested pursuant to subsection (a) of this Section 2.1 unless (A) a registration statement with respect thereto has become effective, (B) such registration statement has remained effective for the later to occur of the following: (i) two years from the effective date of the registration statement or (ii) the date such registered securities cease to be Registrable Securities and (C) such registration statement has not become subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason or such registration statement has become effective within 30 days thereafter.

         2.2      Incidental Registration.

                  (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s), whether or not for sale for its own account, it shall give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder specifying the Registrable Securities intended to be disposed of by such holder, made within 15 days after the receipt of any such notice, which request shall specify the Registrable Securities intended to be disposed of by such holder, the Company shall use its best commercially reasonable efforts to include in the registration under the Securities Act all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition of such Registrable Securities to be so registered. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under
Section  2.1, nor shall it be deemed to have been  effected  pursuant to Section
2.1. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2. The Company shall have the right to withdraw or cancel any registration under this Section 2.2 in its sole discretion at any time, provided, however, that the Investor shall retain all registration rights pursuant to this Section 2.2.

                  (b) Priority in Incidental Registrations. In a registration pursuant to this Section 2.2 involving an underwritten offering, whether or not for sale for the account of the Company, if the managing underwriter of such underwritten offering shall inform the Company by letter of its belief that the number of securities requested by stockholders to be included in such registration would substantially interfere with its ability to effect such offering in accordance with the intended method thereof (such letter to state the basis of such belief and the approximate number of such securities that may be distributed without such effect), then the

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

Company may, upon written notice to all holders of such securities, reduce the number of Registrable Securities requested to be included in such registration (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) and, if such reduction is not sufficient to eliminate such effect, then reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of Registrable Securities requested to be registered by the holders of the Registrable Securities, on the one hand, and the holders of other securities of the Company (whether issued before or after the date hereof), on the other hand, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by the holders thereof participating in such registration, on the one hand, and the amount of other securities of the Company owned by the holders thereof participating in such registration, on the other hand, so that the aggregate number of securities included in such registration shall be equal to the number of shares stated in such managing underwriter's letter; provided, however, that to the extent the Company has granted "piggyback" registration rights to other holders of its securities prior to the date hereof and such registration rights do not permit the Company to comply with this provision, in the reasonable opinion of the Company's counsel, to the extent such holders request registration of their securities, the Company will use its best commercially reasonable efforts to achieve as close a result as is possible to that intended by this Section 2.2(b) without breaching such other agreements. The number of securities to be included in such registration by the holders of Registrable Securities shall be apportioned among all holders thereof participating in the registration in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each holder thereof or as they may otherwise agree. The number of securities to be included in such registration by the holders of other securities of the Company shall be apportioned among all holders thereof participating in the registration in proportion (as nearly as practicable) to the amount of other securities owned by each holder thereof or as they may otherwise agree.

                  2.3 Registration Procedures. In connection with the Company's obligations pursuant to Sections 2.1 and 2.2, the Company and where applicable, the Investor, will as expeditiously as possible:

                  (a) in the case of a registration pursuant to Section 2.1, prepare and file with the Commission a registration statement or registration statements on any appropriate form under the Securities Act and use its best efforts to cause such registration statement to become effective and to remain continuously effective for so long as the selling holders of the Registrable Securities shall request (but in no event longer than the period set forth in 2.1(e)(B);

                  (b) in the case of a registration pursuant to Section 2.1, prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to the Securities Act, provided that prior to filing any such amendments or supplements or any documents that would be incorporated by reference in such registration statement (filed pursuant to Section 2.1 or 2.2 hereof), the Company shall furnish to the Investor, its counsel and the underwriters, if any, copies of all such documents proposed to be filed (other than documents filed under the Exchange Act), and the Company

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

shall consider all reasonable requests by the Investor or the underwriters for modifications of any such amendments, supplements or documents incorporated by reference; and the Company and the Investor will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement (including Regulation M and any similar successor regulations) during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus;

                  (c) notify the selling holders of Registrable Securities, and the managing underwriters, if any, as promptly as practicable, and (if requested by any such Person) confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when it has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company made as contemplated by subsection (k) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event that requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

                  (d) in the case of a registration pursuant to Section 2.1, make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable;

                  (e) in the case of a registration pursuant to Section 2.1, if requested in a timely manner by the managing underwriters, as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of Registrable Securities being sold in connection with an underwritten offering agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement with respect to information relating to any holder or the terms of the sale or offering of the Registrable Securities if requested in a timely

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

manner in writing by any holder of Registrable Securities covered by such registration statement or any underwriter of such Registrable Securities;

                  (f) furnish to the lead managing underwriter and each holder of Registrable Securities selling Registrable Securities thereunder, without charge, at least one signed copy of the registration statement or statements and any post-effective amendment thereto, and to each other selling holder of Registrable Securities, at least one conformed copy thereof, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (g) deliver to each holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request;

                  (h) in the case of a registration pursuant to Section 2.1, prior to any public offering of Registrable Securities, use its best commercially reasonable efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling holder or underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (i) in the case of a registration pursuant to Section 2.1, cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends unless required by applicable law; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to the closing of any sale of Registrable Securities to the underwriters; provided that the Company receive such request in writing not less than 10 days prior to such closing;

                  (j) in the case of a registration pursuant to Section 2.1, upon the occurrence of any event contemplated by clause (c)(vi) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the selling holders of the Registrable Securities, such prospectus will not

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

contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (k) in the case of a registration pursuant to Section 2.1, enter into such agreements (including an underwriting agreement) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, when an underwriting agreement is entered into and when the registration is an underwritten registration, (i) make such representations and warranties to the underwriters with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers in similar offerings; (ii) obtain opinions of counsel to the Company (which may be the general counsel) addressed to the underwriters and updates thereof in the form, scope and substance as are customary in similar offerings; (iii) enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings; (iv) furnish a signed counterpart, addressed to such underwriters, of a "comfort" letter, dated the effective date of such registration statement (and dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering the matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities, (v) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 2.7 with respect to all parties to be indemnified pursuant to such section, with such other indemnification provisions as are customary and acceptable to the underwriters, the holders of a majority of the Registrable Securities proposed to be sold and the Company; and (vi) the Company shall deliver such documents and certificates as may reasonably be requested by the managing underwriters, if any, to evidence compliance with this paragraph
(k) and with any customary conditions contained in the underwriting agreement. The above shall be done at each closing under such underwriting or as and to the extent required thereunder;

                  (l) otherwise use its best commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of any 12-month period (i) beginning with the first day of the Company's first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a registration statement and (ii) beginning with the first day of the Company's first fiscal quarter next succeeding any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering, which statements shall cover such 12-month periods;

                  (m) use its best commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange, if any, on which securities of the class then being registered are listed; and

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

                  (n) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

                  The Company may require each holder of Registrable Securities as to which any registration is being effected to promptly furnish to the Company such information regarding such holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. Each holder of Registrable Securities as to which any registration is being effected agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the happening of any event as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such holder or the distribution of such Registrable Securities or omits to state any material fact regarding such holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(c)(ii), (iii), (v), (vi) or (vii), such holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such holder's receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in such Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering the Registrable Securities at the time of receipt of such notice.

                  2.4 Underwritten Offerings. In the case of any underwritten offering requested pursuant to Section 2.1, the holders of a majority of the Registrable Securities proposed to be sold shall select the investment banking firm or firms, which shall be reasonably satisfactory to the Company. The
Company shall enter into an underwriting agreement which shall contain, customary representations and warranties and shall be reasonably satisfactory in form and substance to the holders of a majority of the Registrable Securities proposed to be sold.

                  If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company shall select the investment banking firm or firms in its sole discretion and the holders of Registrable Securities to be distributed therein shall be parties to the underwriting agreement between the Company and the underwriters.

                  2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give the selling holders of Registrable Securities, their underwriters, and their respective counsel and accountants, a reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (other than documents filed under the Exchange Act and incorporated by reference therein), and shall give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  2.6 Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligations of the Company under Section 2.1 to use its best commercially reasonable efforts to cause the Registrable Securities to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

                  (a) The Company  shall be  entitled to postpone  the filing or effectiveness of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 for a reasonable period of time (but not exceeding 60 days) if the Company determines, in its reasonable judgment, that such registration and offering, or such offers and sales, would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates or would require the Company to disclose material non-public information. The Company shall promptly give the requesting holders of Registrable Securities written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, the requesting holders of Registrable Securities shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days (or within the period of postponement if such period is less than 30 days) after receipt of the notice of postponement in the event of such withdrawal, such request shall not be deemed a request for registration pursuant to Section 2.1 hereof.

                  (b) No holder of Registrable Securities may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  2.7      Indemnification.

                  (a) Indemnification by the Company. In the event of any registration of Registrable Securities, the Company shall indemnify, defend and hold harmless the holder of any Registrable Securities that are covered by such registration statement, each other Person who participates as an underwriter in the offering or sale of such securities and each person who controls any such holder or underwriter within the meaning of the Securities Act, and each of the respective partners, officers, directors, employees and agents of the foregoing in their respective capacities as such (the "Indemnitees"), to the full extent lawful, from and against any and all actions, suits, claims, proceedings, costs, damages, judgments, amounts paid in settlement and expenses (including, without limitation, reasonable attorneys' fees and disbursements), whether joint or several (collectively, a "Loss"), to which any such Indemnitee may become subject under the Securities Act or any other statute or common law, insofar as any such Loss may arise out of or be based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will defend each Indemnitee in connection with investigating or defending such Loss and provide each Indemnitee with counsel reasonably acceptable to such Indemnitee or, if the Company fails to defend each Indemnitee on a timely basis, as set forth in
Section 2.7(c), reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending such Loss; provided, however, that such indemnification covenant shall not (i) apply to any Loss arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitee specifically stating that it is for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing or
(ii) inure to the benefit of any underwriter or person controlling such underwriter to the extent that any such Loss arises out of such Indemnitee's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.

                  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the transfer of such securities by any Indemnitee. In no event shall any indemnity paid by the Company to any indemnified party pursuant to this Section 2.7(a) or otherwise exceed the net proceeds received by the Investor in such offering.

                  (b) Indemnification by the Holders of Registrable Securities. As a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.1 or 2.2, the Company shall have received an undertaking satisfactory to it from each prospective seller of such Registrable Securities to indemnify, defend and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 2.7) the Company, each other person who participates as an underwriter in the offering or sale of such securities and each person who controls any such holder or underwriter within the meaning of the Securities Act, and each of their respective partners, officers, directors, employees and agents, and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any Blue Sky Filing, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. In no event shall any indemnity paid by any seller to the Company pursuant to this Section 2.7(b) or otherwise exceed the net proceeds received by such seller in such offering.

                  (c) Indemnification Procedure. Any party entitled to indemnification under this Section 2.7 (the "indemnified party") will give prompt written notice (the "Notice") to the other party (the "indemnifying party") of any matters giving rise to a claim for indemnification; provided, that the failure of indemnified party to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.7 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is asserted against the indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises the indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of the Notice to notify, in writing, the indemnified party of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Section 2.7 to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Section 2.7 for an action or claim brought by a third party shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received for expenses related to the legal defense or investigation, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject pursuant to the law.

                  2.8 Registration Expenses. All Registration Expenses, shall be borne by the Company whether or not any registration statement becomes effective. The Company shall, in any event, pay its internal expenses
(including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and the fees and expenses of any Person, including special experts, retained by the Company.

         3. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of a majority of the amount of Registrable Securities then outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 3, whether or not such securities shall have been marked to indicate such consent.

         4. Registration Rights. The Company covenants that it will not grant any right of registration under the Securities Act relating to any of its shares of capital stock or other securities to any Person other than pursuant to this Agreement unless the rights so granted to such other Person, except as provided herein, do not limit or restrict the Investor's rights hereunder.

         5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, such beneficial owner may, at its election and upon notice to the Company, be treated as the holder of such securities for purposes of any request or other action by any holder or holders of securities pursuant to this Agreement or any determination of any number or percentage of shares of securities held by any holder or holders of securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         6. Notices. Any notice or demand that is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, facsimile transmission or courier, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, to the following addresses:

         If to the Company:                 Ophthalmic Imaging Systems, Inc.
                                            Address: 221 Lathrop Way, Suite I
                                            Sacramento, CA  95815
                                            Attention:  President
                                            Facsimile No.  (916) 646-0207
                                            Telephone No.  (916) 646-2020

         With a copy to:                    Gibson, Dunn & Crutcher, LLP
                                            1530 Page Mill Road
                                            Palo Alto, CA  94304
                                            Attention:  Lawrence Calof, Esq.
                                            Facsimile No.  (650) 849-5333
                                            Telephone No.  (650) 849-5300


         If to the Investor:                Medivision Medical Imaging Ltd.
                                            P.O. Box 45
                                            Industrial Park
                                            Yokneam Elit
                                            20692 Israel

         With a copy to:            Parker Chapin LLP
                                            The Chrysler Building
                                            405 Lexington Avenue
                                            New York, New York 10174
                                            Attention: Henry I. Rothman, Esq.
                                            Fax No.: (212) 704-6288

         If to any other holder of Registrable Securities, at such address set forth in the Company's records, or with respect to any party hereto, at any other address designated in writing in accordance with the provisions of this
Section 6.

         7. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. The rights or any portion thereof of the Investor herein may not be assigned by the Investor without the written consent of the Company except that such rights may be assigned by the Investor at its sole discretion (and thereupon by such assignee) without the consent of the Company to an Investor Affiliate (as defined below); provided, however, that (A) the Company is given prior written notice by the assignor stating the name and address of the permitted assignee and identifying the Registrable Securities with respect to which such rights are being assigned, and
(B) such assignee agrees in writing to be bound by the terms of this Agreement. For purposes of this Section 7, an "Investor Affiliate" is any Person controlled by or under common control with the Investor.

         8. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.


         9. Governing Law. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.


         10. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                                  [END OF PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                     OPHTHALMIC IMAGING SYSTEMS, INC.


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     MEDIVISION MEDICAL IMAGING LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                [SIGNATURE PAGE - REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A
                                   ----------

                                CONVERSION SHARES

         The principal amount of borrowings under the line of credit, and accrued interest thereon, pursuant to the Funding Agreement is convertible into shares of common stock of the Issuer at a conversion price of $0.80 per share.

                                   SCHEDULE B
                                   ----------

                                 PREMIER SHARES

         The Investor has acquired 5,964,635 shares of common stock of the Company from Premier.